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                                                                   EXHIBIT 10.15


                        WORKING CAPITAL INTERCOMPANY NOTE

$50,000,000                                                    February 22, 2000

                  FOR VALUE RECEIVED, ARTHUR KILL POWER LLC, ASTORIA GAS TURBINE POWER LLC, CONNECTICUT JET POWER LLC, DEVON POWER LLC, DUNKIRK POWER LLC, HUNTLEY POWER LLC, MIDDLETOWN POWER LLC, MONTVILLE POWER LLC, NORWALK POWER LLC, OSWEGO POWER LLC and SOMERSET POWER LLC, each a Delaware limited liability company (each a "Borrower" and, collectively, the "Borrowers") hereby jointly and severally promise to pay to the order of NRG NORTHEAST GENERATING LLC, a Delaware limited liability company, its successors and assigns( the "Lender"), on demand in lawful money of the United States in immediately available funds, at the office of the Lender located at 1221 Nicollet Mall, Suite 700, Minneapolis, Minnesota 55403, the principal sum of FIFTY MILLION DOLLARS($50,000,000) or, if less, the aggregate unpaid principal amount of any moneys borrowed by the Lender for the working capital needs of any of the Borrowers pursuant to the Working Capital Agreement (as such term is defined below). The Lender shall record all such borrowings and the principal sum due under this Note shall be increased accordingly.

                  Each Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at times provided in the Working Capital Agreement.

                  This Note is the Working Capital Intercompany Note referred to in the Working Capital Agreement, dated February 22,2000, among the Lender (as the borrower thereunder), the Borrowers (as guarantors thereunder), the lenders party thereto, The Chase Manhattan Bank, as administrative agent and Citibank,N.A., as administrative agent and paying agent (the "Working Capital Agreement").

                  The Borrowers, or any one of them, may voluntarily prepay this Note, in whole or in part, and shall be considered to have reborrowed amounts prepaid hereunder to the extent the Lender reborrows prepaid amounts under the Working Capital Agreement for the working capital needs of any of the Borrowers. The Lender shall record all such prepayments and reborrowings of principal, and the principal sum due under this Note shall be reduced or increased, as the case may be, accordingly.


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                  The Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note. All amounts payable under this Note are payable without relief from valuation and appraisement laws.

                  This Working Capital Intercompany Note shall be construed in accordance with and be governed by the law of the State of New York.

                                            ARTHUR KILL POWER LLC

                                            By:   /s/ Craig A. Mataczynski
                                                  ------------------------------
                                                  Name:  Craig A. Mataczynski
                                                  Title: President

                                            ASTORIA GAS TURBINE POWER LLC

                                            By:   /s/ Craig A. Mataczynski
                                                  ------------------------------
                                                  Name:  Craig A. Mataczynski
                                                  Title: President

                                            CONNECTICUT JET POWER LLC

                                            By:   /s/ Craig A. Mataczynski
                                                  ------------------------------
                                                  Name:  Craig A. Mataczynski
                                                  Title: President

                                            DEVON POWER LLC

                                            By:   /s/ Craig A. Mataczynski
                                                  ------------------------------
                                                  Name:  Craig A. Mataczynski
                                                  Title: President


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                                            DUNKIRK POWER LLC

                                            By:   /s/ Craig A. Mataczynski
                                                  ------------------------------
                                                  Name:  Craig A. Mataczynski
                                                  Title: President

                                            HUNTLEY POWER LLC

                                            By:   /s/ Craig A. Mataczynski
                                                  ------------------------------
                                                  Name:  Craig A. Mataczynski
                                                  Title: President

                                            MIDDLETOWN POWER LLC

                                            By:   /s/ Craig A. Mataczynski
                                                  ------------------------------
                                                  Name:  Craig A. Mataczynski
                                                  Title: President

                                            MONTVILLE POWER LLC

                                            By:   /s/ Craig A. Mataczynski
                                                  ------------------------------
                                                  Name:  Craig A. Mataczynski
                                                  Title: President

                                            NORWALK POWER LLC

                                            By:   /s/ Craig A. Mataczynski
                                                  ------------------------------
                                                  Name:  Craig A. Mataczynski
                                                  Title: President


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                                            OSWEGO HARBOR POWER LLC

                                            By:   /s/ Craig A. Mataczynski
                                                  ------------------------------
                                                  Name:  Craig A. Mataczynski
                                                  Title: President

                                            SOMERSET POWER LLC

                                            By:   /s/ Craig A. Mataczynski
                                                  ------------------------------
                                                  Name:  Craig A. Mataczynski
                                                  Title: President